                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 31, 1997


                          NATIONAL STEEL CORPORATION

            (Exact name of registrant as specified in its charter)


                                   Delaware
                  (State or other jurisdiction incorporation)


         1-983                                        25-0687210
(Commission File Number)                   (IRS Employer Identification No.)


4100 Edison Lakes Parkway, Mishawaka, IN                 46545-3440
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:     219-273-7000

ITEM 5. OTHER EVENTS

National Steel Corporation ("NSC") issued a press release on January 31, 1997 announcing that it has entered into a definitive agreement with Bethlehem Steel Corporation ("BSC") and North Limited ("North"), pursuant to which NSC and BSC will sell to North their respective minority equity interests in Iron Ore Company of Canada.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1  Press release dated January 31, 1997.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL STEEL CORPORATION

Date: January 31, 1997                  By:  /s/ William E. McDonough
                                            ---------------------------
                                             William E. McDonough
                                             Acting Chief Financial Officer and
                                             Treasurer